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                                       THE
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                                     R.O.C.
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                                   TAIWAN FUND
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                                Quarterly Report
                                 March 31, 1999

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Dear Stockholders:

The net asset value per share (NAV) of the R.O.C. Taiwan Fund declined 4.4% in the first quarter compared to a 7.2% gain in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar depreciated 2.7% against the U.S. dollar.

The market started off the new year on a sour note, but government action to shore up the financial system spurred a rally that lifted the TAIEX into positive territory. With confidence already low after a series of corporate debt defaults and stock settlement failures in the last two months of 1998, worries increased early in the first quarter that the slowing economy would continue to adversely impact the banking system. In addition, the Brazilian currency devaluation in January aroused fears that China would follow suit.

Market sentiment reached bottom in early February after a run on a small, unlisted bank and reports that other financial institutions were facing big losses on loans and guarantees made to companies facing serious financial problems. The government quickly stepped in at this point to support the market, easing margin lending rules and calling on listed companies to release their 1998 results ahead of the April deadline. Authorities also proposed a series of measures to help banks cope with a rising level of non-performing loans. The centerpiece was a major cut in the tax on banks' revenues.

The subsequent rally boosted the TAIEX by 25% from the February low to the end of the first quarter. In February, financial shares -- up 15.5% on the month -- led the market recovery despite banks' mounting

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problem loans. The rally broadened in March to include stocks of plastics and textile companies after many of them announced hikes in product prices. In addition, heavy foreign institutional buying focused on semiconductor stocks, with some chipmakers reporting production at full capacity, buoyant sales and increases in expansion plans. Many other technology companies also enjoyed significant share price rises as their revenues hit monthly record highs in March.

In February, the government cut its 1999 economic growth forecast from 5.2% to 4.7%. Economic expansion more than likely exceeded the official projection of 3.7% for the first three months of the year, however. While recent financial turmoil contributed to weak private consumption and investment in the period, Taiwan's exports -- which are the equivalent of about 40% of gross national product -- outperformed all forecasts, increasing 3.5%. Most encouraging was the strong rebound in regional demand, which last year had contracted sharply as a result of the Asian financial crisis and was the main reason for the 9% decline in Taiwan's 1998 exports. With the export recovery expected to continue and the stimulus provided by massive public infrastructure projects, we are now projecting economic growth for the year of between 5.0% - 5.5%.

The Fund trailed the market in the first quarter, primarily because of our underweighting in financial shares for most of the period. We avoided these stocks because of the heightened risk of banks given their worsening level of non-performing loans. The government's rescue plan for the banks, though welcome, surprised almost everyone. The

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Fund should be well-positioned, however, to take advantage of a spreading recovery in various industries.

In the technology area, we are focused on the semiconductor industry. This includes both foundries -- companies doing contract manufacturing for other chipmakers and IC designers -- and memory-chip manufacturers. The Fund is also targeting plastics companies, which are benefiting from the rise in world oil prices and strengthening demand. In addition, we have selectively built up holdings in certain banks that will enjoy solid earnings growth and enhanced efficiencies resulting from the rescue plan. Some of these institutions stand to take advantage of strong opportunities provided by the government's encouragement of restructuring in the banking system. Finally, we are carefully monitoring the market for potential turnaround situations in other cyclical industries.

We greatly appreciate your support and look forward to reviewing our market outlook and investment strategy with you in future reports.

                                              /s/Daniel Chiang
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                                              Daniel Chiang
                                              President

April 23, 1999

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Portfolio Highlights
Three Months Ended March 31, 1999
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Key Statistics
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Change in N.A.V. ($7.53 to $7.20)                                         -$0.33
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Total Net Assets                                                  $235.4 Million
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Security Classification
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                                                                         Value
Percent of Net Assets                                                    (000)
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Common Stocks                               93.89%                      $220,995
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Short-term Investments                       7.61                         17,911
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Total Investments                          101.50                        238,906
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Liabilities Less Other Assets               -1.50                         -3,524
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Net Assets                                 100.00%                      $235,382
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Ten Largest Holdings
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                                                                      Percent of
Company                                                               Net Assets
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Taiwan Semiconductor Manufacturing Co.                                   6.14%
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United Microelectronics Corp.                                            5.55
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Formosa Plastics Corp.                                                   3.86
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Delta Electronics Inc.                                                   3.74
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First Commercial Bank                                                    3.73
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CMC Magnetics Corp.                                                      3.55
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Cathay Life Insurance Co.                                                3.02
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Mosel Vitelic Inc.                                                       2.96
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United World Chinese Commercial Bank                                     2.54
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Industry Diversification
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                                                                      Percent of
                                                                      Net Assets
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Semiconductors                                                          18.57%
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Electronics                                                             14.04
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Computers & Office Equipment                                            13.89
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Banking                                                                 12.59
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Plastics                                                                 9.53
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Other Financials                                                         4.68
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Textiles                                                                 3.38
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Automobiles                                                              3.21
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Electrical & Machinery                                                   2.87
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Transportation                                                           2.68
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THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (886) 2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
   Officer, Trustee, and Fund Manager
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Robert Parker, Trustee and Audit Committe
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent, Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 800-426-5523

U.S. Administrator:
Dewe Rogerson Inc
1440 Broadway
New York, NY 10018
U.S.A.
Telephone:  (212) 688-6840

U.S. Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone:  (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.